Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
SOUTHERN DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
CASE NO. 3:09-bk-19431
IMPERIAL CAPITAL BANCORP, INC.,	OPERATING REPORT NO. 11
a Delaware corporation	FOR THE MONTH ENDING:
OCTOBER 2010

Debtor(s).

I. CASH RECEIPTS AND DISBURSEMENTS
A.1 (BANK OF AMERICA GENERAL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			$5,952,722.52

2.	LESS:	TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$5,952,722.52

3.	BEGINNING BALANCE:			$0.00

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING		$0.00
	ACCOUNTS RECEIVABLE - POST-FILING		$0.00
	GENERAL SALES		$0.00
	OTHER (SPECIFY) Payments on residual interests		$0.00
	OTHER** (SPECIFY) Refunds		$0.00

	TOTAL RECEIPTS THIS PERIOD:			$0.00
5.	BALANCE:			$0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS	$0.00
	DISBURSEMENTS	$0.00
	TOTAL DISBURSEMENTS THIS PERIOD***:		$0.00

7.	ENDING BALANCE:		$0.00

8.	GENERAL ACCOUNT NUMBER
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, CA 94520-2445

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT

TOTAL DISBURSEMENTS THIS PERIOD	$0.00
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 10/31/10	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

$
$
$

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<	0.00>

Bank statement adjustments**

Adjusted bank balance		$0.00

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**	Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS
A.2 (TORREY PINES ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			$5,954,754.27

2.	LESS:	TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$5,752,498.59

3.	BEGINNING BALANCE:			$202,255.68

4.	RECEIPTS DURING CURRENT PERIOD:

	ACCOUNTS RECEIVABLE - PRE-FILING		$0.00
	ACCOUNTS RECEIVABLE - POST-FILING		$0.00
	GENERAL SALES		$0.00
	OTHER (SPECIFY) Payments on residual interests		$19,595.82
	OTHER (SPECIFY) Asset sales		$10,240.00
	OTHER (SPECIFY) Refunds		$2,648.12
	OTHER (SPECIFY)		$0.00

	TOTAL RECEIPTS THIS PERIOD:			$32,483.94
5.	BALANCE:			$234,739.62

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD

	TRANSFERS TO OTHER DIP ACCOUNTS		$32,347.80
	DISBURSEMENTS		$100,430.05
	TOTAL DISBURSEMENTS THIS PERIOD***:			$132,777.85

7.	ENDING BALANCE:			$101,961.77

8.	GENERAL ACCOUNT NUMBER ___________________________
	DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130, San Diego, CA 92121

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

DATE	CHECK NUMBER	PAYEE	PURPOSE	AMOUNT
10/04/10	1056	Joseph Kiley	Expense reimbursement	301.34
10/05/10	1064	Mary Jane Mulson	Janitorial services	160.00
10/08/10	1066	State Compensation Insurance Fund	Workers compensation insurance premium	459.62
10/12/10	1067	Ace Parking Management	Parking services	350.00
10/08/10	1068	888 Prospect LJ, LLC	Office rent	6,440.56
10/13/10	1069	Public Storage	Storage services	194.20
10/18/10	1070	Verizon Wireless	Telephone services	201.65
10/12/10	1071	Takeo Sasaki	Consulting – accounting services	1,768.50
10/13/10	1072	Coffee Ambassador	Office expense	84.57
10/15/10	1073	Mass Mutual	Retirement plan expense	11.81
10/12/10	1074	UPS	Shipping services	68.54
10/15/10	1075	Time Warner Cable	Internet services	186.47
10/07/10	1076	Mary Jane Mulson	Janitorial services	1,000.00
10/18/10	1077	Freedom Voice	Telephone services	344.49
10/13/10	1078	San Diego Gas & Electric	Utilities	679.58
10/19/10	1079	Joseph Kiley	Expense reimbursement	287.97
10/28/10	1080	State Compensation Insurance Fund	Workers compensation insurance premium	459.62
10/27/10	1082	Union Bank	Trustee fees for employee benefit plans	15,619.39
10/21/10	1083	A Quality Connection	Telephone maintenance	561.00
10/29/10	1084	A Quality Connection	Telephone maintenance	561.00
10/29/10	1085	Mary Jane Mulson	Janitorial services	160.00
10/13/10	Bank Debit	Torrey Pines Bank	Wire transfer fee	30.00
10/13/10	Bank Debit	Akin Gump Strauss Hauer & Feld	Wire transfer for legal fees	70,489.74
10/25/10	Bank Debit	Torrey Pines Bank	Wire transfer fee	10.00
		TOTAL DISBURSEMENTS THIS PERIOD		$100,430.05
Add additional pages as necessary to include all disbursements.

GENERAL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 10/31/10	$101,961.77

Plus deposits in transit (a):

Deposit Date	Deposit Amount

$
$
$

Total deposits in transit

Less outstanding checks (a):

Check Number	Check Date	Check Amount

1081	10/18/10	$3,015.55
1086	10/29/10	$500.00

Total outstanding checks	<	3,515.55>

Bank statement adjustments**

Adjusted bank balance		$98,446.22

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**	Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B.1 (BANK OF AMERICA PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$117,770.84

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$117,770.84

3.	BEGINNING BALANCE	$0.00

4.	RECEIPTS:
	TRANSFERRED FROM OTHER GENERAL ACCOUNT	$0.00

5.	BALANCE	$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

	TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00

8.	PAYROLL ACCOUNT NUMBER _________________________________
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant Street Bldg A, 10th Floor, Concord, California 94500-2455

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 10/31/10	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

	$
	$
	$

Total deposits in transit		0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<	0.00>

Bank statement adjustments**

Adjusted bank balance		$0.00

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
B.2 (TORREY PINES PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$198,220.18

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS	$197,813.72

3.	BEGINNING BALANCE	$406.46

4.	RECEIPTS:
	TRANSFERRED FROM OTHER ACCOUNT
	(Torrey Pines Bank general account)	$32,347.80

5.	BALANCE	$32,754.26

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT
10/14/10	Payroll fee	NPS Payroll Services	64.00
10/14/10	Transfer payroll 10/1 to 10/15	NPS Payroll Services	4,820.69
10/14/10	Transfer payroll 10/1 to 10/15	NPS Payroll Services	11,289.21
10/28/10	Payroll fee	NPS Payroll Services	74.00
10/28/10	Transfer payroll 10/16 to 10/31	NPS Payroll Services	2,931.43
10/28/10	Transfer payroll 10/16 to 10/31	NPS Payroll Services	6,922.38
10/29/10	Transfer payroll 10/16 to 10/31	NPS Payroll Services	1,644.42
10/29/10	Transfer payroll 10/16 to 10/31	NPS Payroll Services	4,611.67

	TOTAL DISBURSEMENTS THIS PERIOD:	$32,357.80

7.	ENDING BALANCE:	$396.46

8.	PAYROLL ACCOUNT NUMBER _________________________________
	DEPOSITORY NAME AND LOCATION Torrey Pines Bank, 4350 Executive Drive, Suite 130, San Diego, CA 92121

PAYROLL ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: 10/31/10	$396.46

Plus deposits in transit (a):

Deposit Date	Deposit Amount

	$
	$
	$

Total deposits in transit		0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<	0.00>

Bank statement adjustments**

Adjusted bank balance		$396.46

*	It is acceptable to attach lists of deposits in transit and outstanding checks to this form or to replace this form with a similar form.

**	Please attach a detailed explanation of any bank statement adjustment.

I. CASH RECEIPTS AND DISBURSEMENTS (Continued)
C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS		$0.00

2.	LESS:	TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	$0.00

3.	BEGINNING BALANCE		$0.00

4.	RECEIPTS:
	TRANSFERRED FROM GENERAL ACCOUNT		$0.00

5.	BALANCE		$0.00

6.	LESS: DISBURSEMENTS DURING CURRENT PERIOD

DATE	CHECK NO.	PAYEE	AMOUNT

	TOTAL DISBURSEMENTS THIS PERIOD:	$0.00

7.	ENDING BALANCE:	$0.00

8.	TAX ACCOUNT NUMBER _________________________________
	DEPOSITORY NAME AND LOCATION Bank of America, 1655 Grant St, Bldg A, 10th Floor Concord, CA 94520-2445

TAX ACCOUNT
BANK RECONCILIATION*

Balance per bank statement dated: ____________________	$0.00

Plus deposits in transit (a):

Deposit Date	Deposit Amount

$

Total deposits in transit	0.00

Less outstanding checks (a):

Check Number	Check Date	Check Amount

Total outstanding checks	<	0.00>

Bank statement adjustments**

Adjusted bank balance		$0.00

D. SUMMARY SCHEDULE OF CASH

ENDING BALANCE FOR PERIOD:
GENERAL ACCOUNT – Bk of America		$0.00
GENERAL ACCOUNT – Torrey Pines Bk		$101,961.77
PAYROLL ACCOUNT – Bk of America		$0.00
PAYROLL ACCOUNT – Torrey Pines Bk		$396.46
TAX ACCOUNT		$0.00
OTHER ACCOUNTS*:
Torrey Pines Bank
4350 Executive Drive, Suite 130
San Diego, CA 92121
Money Market Account #		$4,987,794.61

Torrey Pines Bank
4350 Executive Drive, Suite 130
San Diego, CA 92121
Rabbi Trust Assets
Money Market Account #		$6,850,904.22

OTHER MONIES*:_______________	$
PETTY CASH**		$250.00

TOTAL CASH AVAILABLE		$11,941,307.06

NOTE: Attach copies of monthly accounts statements from financial institutions for each account.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS,
AND OTHER PARTIES TO EXECUTORY CONTRACTS

CREDITOR, LESSOR, ETC.	FREQUENCY OF PAYMENTS (Mo./Qtr.)	AMOUNT OF PAYMENT	POST-PETITION PAYMENTS NOT MADE (NUMBER)	TOTAL DUE
888 Prospect LJ, LLC	Monthly	$6,440.56	None	None

			TOTAL DUE	None

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
GROSS SALES SUBJECT TO SALES TAX	$0
TOTAL WAGES PAID	$30,715.34

	TOTAL POST- PETITION AMOUNTS OWING		AMOUNT DELINQUENT		DATE DELINQUENT AMOUNT DUE
FEDERAL WITHHOLDING		$0.00		$0.00
STATE WITHHOLDING	$		$
FICA - EMPLOYER’S SHARE	$		$
FICA - EMPLOYEE’S SHARE	$		$
FEDERAL UNEMPLOYMENT	$		$
STATE WITHHOLDING	$		$
SALES AND USE	$		$
REAL PROPERTY	$		$
OTHER: (SPECIFY)	$		$
TOTAL:	$		$

IV. AGING OF ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE

	ACCOUNTS PAYABLE* (POST-PETITION ONLY)	ACCOUNTS Pre-Petition	RECEIVABLE Post-Petition
30 days or less	None	None	None
31 - 60 days
61 - 90 days
91 - 120 days
Over 120 days
TOTALS:

V. INSURANCE COVERAGE

	NAME OF CARRIER	AMOUNT OF COVERAGE	POLICY EXPIRATION DATE	PREMIUM PAID THROUGH:
General Liability	Hartford	$1,000,000/occurrence	3/15/11	3/15/11
Worker Compensation	State Fund	$1,000,000/occurrence	2/15/11	November 2010
Vehicle	Hartford	$1,000,000/occurrence	3/15/11	3/15/11

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Qtrly Period Ending	Total Disbursements	Qtrly Fees	Date Paid	Amount Paid		Qtrly Fee Still Owing
12/31/09	$3,100.00	$325.00	1/29/10		$325.00	$0.00
3/31/10	$165,607.22	$1,625.00	4/7/10, 5/13/10	$ $	325.00, 1,300.00	$0.00
6/30/10	$260,256.53	$1,950.00	8/17/10		$1,950.00	$0.00
9/30/10	$708,521.60	$4,875.00				$4,875.00

*
Post-Petition Accounts Payable should not include professionals’ fees and expenses which have been incurred but not yet awarded by the Court. Post-Petition Accounts Payable should include professionals ‘ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period of the report.

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Authorized Gross Compensation*	Gross Compensation Paid During the Month
Joseph W. Kiley, III	3/11/10	$10,000/month	$10,000.00
Anthony Rusnak	3/11/10	$148,000/year plus additional amount in insider compensation request	$12,333.34

* Please indicate how compensation was identified in the order (e.g., $1,000/wk, $2,500/mo)

VIII.           SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Payment	Description	Amount Paid During the Month
None

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	0.00	0.00
Less: Returns/Discounts	(0.00)	(0.00)
Net Sales/Revenue	0.00	0.00

Cost of Goods Sold:
Beginning Inventory at cost Purchases	0.00	0.00
Less: Ending Inventory at cost	(0.00)	(0.00)
Cost of Goods Sold (COGS)	0.00	0.00

Gross Profit
Other Operating Income (Itemize)	0.00	0.00

Operating Expenses:
Payroll - Insiders	0.00	0.00
Payroll - Other Employees	30,715.34	322,522.74
Payroll Taxes	1,504.46	24,589.92
Other Taxes (Itemize)	0.00	0.00
Depreciation and Amortization	0.00	0.00
Lease Expense	6,440.56	64,405.60
Insurance	16,283.47	185,198.83
Telephone and Utilities	1,412.19	13,095.83
Repairs, Maintenance, Janitorial, Office, Plant Service	2,366.57	7,738.60
Travel and Entertainment (Itemize)
Mileage, Parking and Auto	230.20	2,825.09
Meals	16.49	836.97
Airfare	0.00	12,500.00
Miscellaneous Operating Expenses (Itemize)
Insurance – Employees	0.00	(137,423.64)
Workers Compensation Insurance	919.24	4,648.50
Parking Services	850.00	5,800.00
Storage and Moving	194.20	8,529.40
Bank Service Charges	70.00	3,704.43
Payroll Fees	(310.12)	1,797.13
Office Supplies	0.00	217.93
Postage and Shipping	109.82	641.15
Employee Expense	0.00	(58.05)
Advertising	(2,200.00)	(3,200.00)
Taxes and Licenses	0.00	1,214.00
Fines, Penalties and Late Charges	0.00	2,815.63
Director Expense	0.00	5,000.00
US Trustee Fees	0.00	3,900.00
Total Operating Expenses	58,602.42	531,300.06

Net Gain/(Loss) from Operations	(58,602.42)	(531,300.06)

Non-Operating Income:
Interest on Cash Accounts	9,601.10	36,930.45
Gain (Loss) on Sale of Assets	(33,555.38)	33,084.84
Prudential Stock Dividends	0.00	1,332.10
Mark to Market on CSV of Life Insurance Policies	0.00	158,385.18
Income taxes	0.00	2,703,141.71
Total Non-Operating income	(23,954.28)	2,932,874.28

Non-Operating Expenses:
Interest Expense	0.00	0.00
Legal Expense	222,727.38	1,798,562.79
Audit and Accounting	69,058.08	373,346.10
Consulting	20,415.25	69,631.10
Other (Itemize)	0.00	(4,566.44)
Total Non-Operating Expenses	312,200.71	2,236,973.55
NET INCOME/(LOSS)	(394,757.41)	164,600.67
(Attach exhibit listing all itemizations required above)

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	11,937,791.51
Other (Itemize)
Security Deposit Held by Landlord	30,971.51
Money Market Accounts	0.00
Total Current Assets		11,968,763.02

Other Assets (Net of Amortization):
Due from Insiders	0.00
Other (Itemize)
Cash Improperly Withheld in former ICB account (City National Bank)	47,285.39
Residual Interest in Securities	322,386.96
Investment in ITLA Mortgage Loan Securitization 2002-1	75,000.00
Automobiles	24,275.00
Furniture and Equipment	0.00
Current and Deferred Income Taxes	29,297,406.00
Delaware Franchise Taxes	99,945.00
Prepaid Expenses, Net	54,498.58
Interests in Insurance Policies	441,240.00
Interest in Rabbi Trust Agreement	25,635.02
Other	49,028.35

Total Other Assets		30,436,700.30

TOTAL ASSETS		42,405,463.32

LIABILITIES
Postpetition Liabilities:
Accounts Payable	0.00
Taxes Payable	0.00
Professional fees	0.00
Secured Debt	0.00
Total Postpetition Liabilities		0.00

Prepetition Liabilities:
Secured Liabilities	0.00
Priority Liabilities	0.00
Unsecured Liabilities	100,077,633.73
Total Prepetition Liabilities		100,077,633.73
TOTAL LIABILITIES		100,077,633.73

EQUITY:
Prepetition Owners’ Equity	(57,741,774.08)
Postpetition Profit/(Loss)	164,600.67
Direct Charges to Equity	(94,997.00)
TOTAL EQUITY		(57,672,170.41)
TOTAL LIABILITIES & EQUITY		42,405,463.32

XI. QUESTIONNAIRE

1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court?
X No.
Yes. Explain

2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization?
X No.
Yes. Amount, to whom, and for what period?

3.	State what progress was made during the reporting period toward filing a plan of reorganization:

The Debtor filed for chapter 11 protection on December 18, 2009 just after the Federal Deposit Insurance Corporation (“FDIC”) seized its subsidiary, Imperial Capital Bank. The Debtor, its Board of Directors, and outside professionals are presently analyzing various restructuring options to determine the best return for the Debtor’s unsecured creditors. Given that the Debtor is a public company with substantial net operating losses, the Debtor may be able to implement a business restructuring, rather than a chapter 11 liquidation. On October 4, 2010, the Debtor filed a liquidating plan with the Court.

4.	Describe potential future developments which may have a significant impact on the case.

The Debtor has filed two adversary proceedings against the FDIC, and has objected to the priority proof of claim asserted by the FDIC.  The outcome of the Debtor/FDIC litigation will determine the amount available for distribution to creditors.  As disclosed in the recently filed status conference report, the Official Committee of Unsecured Creditors and Debtor are formulating a potential settlement to present to the FDIC.

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period. NONE

6.	Did you receive any exempt income this month, which is not set forth in the operating report?
X No.
Yes. Please set forth the amounts and the source of the income.

          I, Joseph W. Kiley, III, Chief Executive Officer, (Name and title), declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Date:	November 19, 2010	/s/ Joseph W. Kiley
Principal for debtor-in-possession